                                                                    Exhibit 10.1




                  AMENDMENT NO. 2 dated as of September 25, 2000 among THOMAS & BETTS CORPORATION (the "Borrower"), the BANKS party hereto (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent"), J.P. MORGAN SECURITIES INC., as Arranger, and BANK OF AMERICA N.A. and WACHOVIA BANK OF GEORGIA, N.A., as Co-Agents.

                  The parties hereto are parties to a Five-Year Credit Agreement dated as of July 1, 1999 (as amended by Amendment No. 1 dated as of January 4, 2000 and in effect on the date hereof, the "Credit Agreement").

                  The Borrower has requested that the Credit Agreement be amended to, among other things, (i) decrease pro rata the aggregate amount of the Commitments of all Banks from $300,000,000 to $200,000,000, (ii) change the pricing of Loans thereunder, (iii) exclude a $223.9 million special charge to continuing operations, recorded during the Borrower's second fiscal quarter ended July 2, 2000, from the calculation of the financial ratio required by Section 5.07, and (iv) modify certain of the representations, warranties and covenants of the Borrower, all as set forth herein.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1.01. DEFINITIONS; INTERPRETATION. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed thereto in the Credit Agreement. The replacement of the Pricing Schedule as provided by Section 1.02(8) hereof shall be deemed to have effect from the Amendment Effective Date without retroactive effect.

                  SECTION 1.02. AMENDMENTS. Effective as of the Amendment Effective Date, the Credit Agreement is amended as follows:

                  (1) The references on the cover page to the aggregate amount of the Commitments are changed to refer to the aggregate amount of $200,000,000, and the Schedule to the Credit Agreement entitled "Commitment Schedule" is amended to read in its entirety in accordance with Schedule 1 hereto.

                  (2) A new definition of "Facility Fee Rate" is added to
Section 1.01 in the appropriate alphabetical location, to read as follows:

         "FACILITY FEE RATE" means, a rate per annum determined in accordance with the Pricing Schedule.

                  (3) A new definition of "Utilization Fee Rate" is added to
Section 1.01 in the appropriate alphabetical location, to read as follows:

         "UTILIZATION FEE RATE" means a rate per annum determined in accordance with the Pricing Schedule.

                 (4) Section 2.09 is amended to read in its entirety as follows:

                 SECTION 2.09.  FEES.

                           (a) FACILITY FEES. The Borrower shall pay to the
                  Agent, for the account of the Banks ratably in proportion to their Credit Exposures, a facility fee calculated for each day at the Facility Fee Rate for such day on the aggregate amount of the Credit Exposures on such day. Such facility fee shall accrue for each day from and including the Effective Date to but excluding the day on which the Credit Exposures are reduced to zero. Fees accrued for the account of the Banks under this Section shall be payable quarterly in arrears on each Quarterly Payment Date and on the day on which the Commitments terminate in their entirety (and, if later, on the day on which the Credit Exposures are reduced to zero).

                           (b) UTILIZATION FEE. For each day on which the
                  aggregate outstanding principal amount of Committed Loans equals or exceeds 25% of the aggregate amount of the Commitments the Borrower shall pay to the Agent, for the account of the Banks ratably in accordance with the respective aggregate outstanding principal amounts of the Committed Loans made by them, a utilization fee at a rate per annum equal to the Utilization Fee Rate on the aggregate amount of the outstanding Committed Loans, payable on each day on which interest is payable under Section 2.07 above.

                           (c) AGENT'S FEE. The Borrower shall pay to the Agent,
                  for its own account, such agency fee as has been separately agreed between the Borrower and the Agent.

                  (5) (a) Section 4.04(a) is amended by changing the date "December 28, 1997" to "January 2, 2000", and by changing the phrase "1997 Form 10-K" to read "1999 Form 10-K, as amended".

                  (b) Section 4.04(b) is amended by changing the date "April 5, 1998" to "July 2, 2000", and by changing the phrase "latest Form 10-Q" to read "Form 10-Q for the second fiscal quarter ended July 2, 2000".

                  (c) Section 4.04(c) is amended by changing the date "April 5, 1998" to "August 21, 2000".

                  (d) Section 4.05 is amended by changing the case of the first word thereof to the lower-case and adding immediately prior thereto the phrase "Except as disclosed in the Borrower's 1999 Form 10-K,".

                  (6) Section 5.07 is amended to read in its entirety as follows:

                           SECTION 5.07. OPERATING CASH FLOW RATIO. At no date
                  shall the ratio of (i) Consolidated Operating Cash Flow for the four most recent consecutive fiscal quarters of the Borrower ended on or most recently prior to such date to (ii) Total Borrowed Funds as of such date, be less than (a) .35 for the Borrower's fiscal quarters ending October 1, 2000 and December 31, 2000, (b) .30 for the Borrower's fiscal quarter ending April 1, 2001 and (c) .20 for the Borrower's fiscal quarters ending on and after July 1, 2001.

                           The calculation of Consolidated Operating Cash Flow
                  for any period of four consecutive fiscal quarters which includes the Borrower's fiscal quarter ending July 2, 2000 shall exclude the special charges totaling $223.9 million incurred by the Borrower and described in Note 6 to Condensed Consolidated Financial Statements set forth in Borrower's Quarterly Report on Form 10-Q for its fiscal quarter ended July 2, 2000.

                  (7) A new Section 5.13 is added, to read in its entirety as follows:

                           SECTION 5.13. STOCK REPURCHASES. During the period
                  from and including September 25, 2000 to and including December 31, 2000, the Borrower will not repurchase, or enter into any agreement to purchase, directly or indirectly, any of its shares of capital stock.

                  (8) The schedule to the Credit Agreement entitled "Pricing Schedule" is amended in its entirety in accordance with Schedule 2 hereto.

                  SECTION 1.03. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agent and the Banks as of the Amendment Effective Date that each of the representations and warranties set forth in Article 4 of the Credit Agreement, as amended hereby, is true on and as of the Amendment Effective Date as if made on and as of the Amendment Effective Date.

                  SECTION 1.04. AMENDMENT EFFECTIVE DATE. This Agreement shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which the Agent notifies the Borrower that the following conditions have been satisfied:

                  (i) EXECUTION AND DELIVERY. This Agreement shall have been executed and delivered by the Borrower, the Agent and the Required Banks;

                  (ii) FEES. The Agent shall have received evidence of payment of (a) the up-front fee provided for in the fee letter dated as of the date hereof between the Borrower and the Agent, (b) the Agent's fee referred to in the letter dated of the date hereof between the Borrower and the Agent, and (c) any costs and expenses then payable (to the extent invoiced) under Section 1.05 hereof.

The Agent shall promptly notify the Banks of the occurrence of the Amendment Effective Date.

                  SECTION 1.05. COSTS AND EXPENSES. The Borrower shall pay all reasonable out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Agent, in connection with the execution and delivery of this Agreement.

                  SECTION 1.06. MISCELLANEOUS.

                  (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all the Banks.

                  (b) This Agreement shall be governed by and construed in accordance with the law of the State of New York.

                  (c) This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Agreement and the fee letters referred to herein constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       THOMAS & BETTS CORPORATION



                                       By:  /s/ Thomas C. Oviatt
                                          ------------------------------
                                          Name:  Thomas C. Oviatt
                                          Title:  Treasurer


                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                       YORK, as Agent and a Bank


                                       By:/s/ Dennis Wilczek
                                          ------------------------------
                                          Name:  Dennis Wilczek
                                          Title:  Associate


                                       BANK OF AMERICA N.A.


                                       By:/s/ Ameet A. Tijoriwala
                                          ------------------------------
                                          Name:  Ameet A. Tijoriwala
                                          Title:  Vice President


                                       WACHOVIA BANK, N.A.



                                       By: /s/ Karin E. Reel
                                          ------------------------------
                                          Name:  Karin E. Reel
                                          Title:  Vice President

                                       ABN AMRO BANK N.V.


                                       By:  /s/ Mary L. Honda
                                          ------------------------------------
                                          Name:  Mary L. Honda
                                          Title:  Vice President


                                       By:  /s/ Charles M. Fowler
                                          ------------------------------------
                                          Name:  Charles H. Fowler
                                          Title:  Vice President


                                       THE BANK OF NOVA SCOTIA


                                       By:  /s/ F.C.H. Ashby
                                          ------------------------------------
                                          Name:  F.C.H. Ashby
                                          Title:  Senior Manager Loan Operations


                                       CIBC INC.


                                       By:  /s/ Dominic Sorresso
                                          ------------------------------------
                                          Name:  Dominic Sorresso
                                          Title:  Executive Director
                                                  CIBC World Markets Corp.,
                                                  as Agent


                                       DEUTSCHE BANK AG, NEW YORK
                                          AND/OR CAYMAN ISLANDS BRANCH


                                       By:  /s/ Sheryl Paynter
                                          ------------------------------------
                                          Name:  Sheryl Paynter
                                          Title:  Vice President


                                       By:  /s/ Christoph Koch
                                          ------------------------------------
                                          Name:  Christoph Koch
                                          Title:  Vice President

                                       FIRST UNION NATIONAL BANK


                                       By:  /s/ Andy Tompkins
                                          ------------------------------------
                                          Name:  Andy Tompkins
                                          Title:  Vice President


                                       SUNTRUST BANK, NASHVILLE, N.A.


                                       By:  /s/ Bryan W. Ford
                                          ------------------------------------
                                          Name:  Bryan W. Ford
                                          Title:  Vice President


                                       THE NORTHERN TRUST COMPANY


                                       By:  /s/ Ashish S. Bhagwat
                                          ------------------------------------
                                          Name:  Ashish S. Bhagwat
                                          Title:  Second Vice President


                                       BANCA NAZIONALE DEL LAVORO
                                          S.P.A. NEW YORK BRANCH


                                       By:  /s/ Giulio Giovine
                                          ------------------------------------
                                          Name:  Giulio Giovine
                                          Title:  Vice President


                                       By:  /s/ Leonardo Valentini
                                          ------------------------------------
                                          Name:  Leonardo Valentini
                                          Title:  First Vice President

                                       THE BANK OF NEW YORK


                                       By:  /s/ Steven Cavaluzzo
                                          ------------------------------------
                                          Name:  Steven Cavaluzzo
                                          Title:  Vice President


                                       THE BANK OF TOKYO-MITSUBISHI LTD.


                                       By:  /s/ Stephanie Geesey
                                          ------------------------------------
                                          Name:  S. Geesey
                                          Title:  Attorney-in-fact


                                       AMSOUTH BANK f/k/a
                                       FIRST AMERICAN NATIONAL BANK


                                       By:  /s/ Jonathan C. Tutor
                                          ------------------------------------
                                          Name:  Jonathan C. Tutor
                                          Title:  Vice President


                                       KBC BANK N.V.


                                       By:  /s/ Robert Snauffer
                                          ------------------------------------
                                          Name:  Robert Snauffer
                                          Title:  First Vice President


                                       By:  /s/ Raymond F. Murray
                                          ------------------------------------
                                          Name:  Raymond F. Murray
                                          Title:  First Vice President

                                       THE SUMITOMO BANK, LTD.


                                       By:  /s/ C. Michael Garrido
                                          ------------------------------------
                                          Name:  C. Michael Garrido
                                          Title:  Senior Vice President


                                       UNION PLANTERS BANK, N.A.


                                       By:  /s/ Shea Buchignani
                                          ------------------------------------
                                          Name:  Shea Buchignani
                                          Title:  Assistant Vice President

                                   SCHEDULE 1

                               COMMITMENT SCHEDULE

Bank                                                                                      Commitment
----                                                                                      ----------
Morgan Guaranty Trust Company of New York............................................     17,200,000

Bank of America N.A..................................................................     17,200,000

Wachovia Bank, N.A...................................................................     17,200,000

ABN AMRO Bank N.V....................................................................     13,200,000

The Bank of Nova Scotia..............................................................     13,200,000

CIBC Inc.............................................................................     13,200,000

Deutsche Bank AG, New York and/or Cayman Islands Branch..............................     13,200,000

First Union National Bank............................................................     13,200,000

SunTrust Bank, Nashville, N.A........................................................     13,200,000

The Northern Trust Company...........................................................     13,200,000

Banco Nazionale del Lavoro S.p.A., New York Branch...................................      8,000,000

The Bank of New York.................................................................      8,000,000

The Bank of Tokyo-Mitsubishi Ltd.....................................................      8,000,000

First American National Bank.........................................................      8,000,000

KBC Bank N.V.........................................................................      8,000,000

The Sumitomo Bank Ltd................................................................      8,000,000

Union Planters Bank, N.A.............................................................      8,000,000

                                                     TOTAL                              $200,000,000
                                                                                        ============

                                   SCHEDULE 2

                                PRICING SCHEDULE

Each of "CD MARGIN", "EURO-DOLLAR MARGIN", "UTILIZATION FEE RATE" and "FACILITY FEE RATE" means, for any date, the rates set forth below in the row opposite such term and in the column corresponding to the "PRICING LEVEL" that applies at such date:

-----------------------------------------------------------------------------------------------------
                           Level I       Level II        Level III        Level IV        Level V
                          Pricing         Pricing         Pricing         Pricing         Pricing
---------------------- --------------- -------------- ---------------- --------------- --------------
CD Margin                  0.625%         0.725%          1.050%           1.325%          1.875%
---------------------- --------------- -------------- ---------------- --------------- --------------
Euro-Dollar                0.500%         0.600%          0.925%           1.200%          1.750%
Margin
---------------------- --------------- -------------- ---------------- --------------- --------------
Utilization Fee            0.125%         0.125%          0.125%           0.000%          0.000%
Rate
---------------------- --------------- -------------- ---------------- --------------- --------------
Facility Fee               0.125%         0.150%          0.200%           0.300%          0.500%
Rate
-----------------------------------------------------------------------------------------------------

         For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Schedule:

         "LEVEL I PRICING" applies at any date if, at such date, the Borrower's long-term debt is rated BBB+ or higher by S&P OR Baa1 or higher by Moody's.

         "LEVEL II PRICING" applies at any date if, at such date, (i) the Borrower's long-term debt is rated BBB or higher by S&P OR Baa2 or higher by Moody's and (ii) Level I Pricing does not apply.

         "LEVEL III PRICING" applies at any date if, at such date, (i) the Borrower's long-term debt is rated BBB- or higher by S&P OR Baa3 or higher by Moody's and (ii) neither Level I Pricing nor Level II Pricing applies.

         "LEVEL IV PRICING" applies at any date if, at such date, (i) the Borrower's long-term debt is rated BB+ or higher by S&P OR Ba1 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing and Level III Pricing applies.

         "LEVEL V PRICING" applies at any date if, at such date, no other Pricing Level applies.

         "PRICING LEVEL" refers to the determination of which of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing or Level V Pricing applies at any date.

         The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

         If the Moody's rating and the S&P rating differ by more than one rating level, then the applicable Pricing Level shall be one rating level higher than the Pricing Level resulting from the application of the lower of such ratings (for which purpose the rating level representing Level I Pricing is deemed to be the highest rating level).

         During the initial Pricing Level while either Moody's or S&P maintain the Borrower on "credit watch" status, Level III Pricing shall be deemed to apply.